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                                                                    EXHIBIT 99.1

                                   QUIPP, INC.

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

                       (EFFECTIVE AS OF OCTOBER 25, 2005)

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                                   QUIPP, INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

      Quipp, Inc. (the Company") desires to implement the Quipp, Inc. Supplemental Executive Retirement Program (the "Program") to provide an incentive to Company executives to promote the best interests of the Company. The Program is implemented under the Quipp, Inc. Equity Compensation Plan, as amended and restated as of June 7, 2005. The Program is an unfunded program maintained to provide deferred compensation for a select group of management or highly compensated employees within the meaning of section 201(2) of the Employee Retirement Income Security Act of 1974, as amended. The Program is hereby adopted, effective as of October 25, 2005 under the terms and conditions hereinafter set forth.

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                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

      SEC. 1.01 DEFINITIONS. Whenever used in this Program:

      "ACCOUNT" means a bookkeeping entry maintained in the Company's records which represents a Grantee's interest under the Program.

      "BOARD OF DIRECTORS" means the Board of Directors of the Company.

      "CAUSE" means a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Grantee, that the Grantee
(i) has breached his or her employment or service contract with the Company,
(ii) or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or (iii) has disclosed trade secrets or confidential information of the Company.

      "CHANGE IN CONTROL," for purposes of the Program, shall mean any of the following events:

            (i) Any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50% of the Company stock, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Control of the Company.

            (ii) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35% or more of the total voting power of the stock of the Company.

            (iii) A majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of the appointment or election.

            (iv) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to the acquisition or acquisitions, other than a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer.

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The formation of a "group" of persons acting together shall constitute an acquisition of shares for purposes of subsections (i) and (ii) above to the extent described in applicable guidance issued under section 409A of the Code. The term "Change in Control" shall be interpreted in a manner consistent with the definition of "Change in Control Event" used in I.R.S. Notice 2005-1 or other applicable guidance issued under section 409A of the Code.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMITTEE" means the Corporate Governance and Compensation Committee appointed by the Board of Directors.

      "COMPANY" means Quipp, Inc.

      "COMPANY STOCK" means shares of common stock of the Company.

      "EFFECTIVE DATE" means October 25, 2005.

      "EQUITY COMPENSATION PLAN" means the Quipp, Inc. Equity Compensation Plan, as amended and restated as of June 7, 2005 and as subsequently amended.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "GRANTEE" means an executive selected to participate in the Program pursuant to Section 2.01.

      "KEY EMPLOYEE" means (i) an officer of the Company or its affiliates having annual compensation greater than $135,000 (for 2005, adjusted for inflation and limited to 50 employees), (ii) a five percent owner of the Company and its affiliates, or (iii) a one percent owner of the Company and its affiliates who has annual compensation from the Company and its affiliates greater than $150,000, as determined by the Committee in a manner consistent with guidance issued under section 409A of the Code.

      "PERFORMANCE PERIOD" means a three-calendar year period beginning on January 1. The first Performance Period shall begin January 1, 2005 and end December 31, 2007.

      "PROGRAM" means this Quipp, Inc. Supplemental Executive Retirement
Program.

      "STOCK UNIT" means a hypothetical share of Company Stock.

                                   ARTICLE II

                                  PARTICIPATION

      SEC. 2.01 ELIGIBILITY TO PARTICIPATE. At the beginning of each Performance Period (except in the case of the initial Performance Period, no later than November 1, 2005), the Committee will select the executives who will participate in the Program for the Performance Period.

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                                   ARTICLE III

                                    BENEFITS

      SEC. 3.01 PERFORMANCE PERIODS. Unless the Committee determines otherwise, as of each January 1, beginning January 1, 2005, a new three-year Performance Period will commence for purposes of the Program. Following the end of each Performance Period, the Company will make allocations to the Grantees' Accounts as described in Section 3.02, in the form of Stock Units, based on the Company's net income during the Performance Period. Unless the Committee determines otherwise, a new three-year Performance Period will begin each year, so that there will be overlapping Performance Periods.

      SEC. 3.02 ALLOCATIONS TO ACCOUNTS.

            (a) Following the end of each Performance Period, the Committee will establish a total allocation for the Performance Period equal to five percent of the sum of the past three years of the Company's net income as reported in the Company's annual reports on Forms 10-K filed with the Securities and Exchange Commission (subject to adjustment as described below), up to a maximum dollar amount specified by the Committee. At any time during the Performance Period, the Committee may review the amounts expected to be allocated at the end of the Performance Period under this formula to determine whether five percent continues to be an appropriate multiple, and the Committee may make such other adjustments to the formula and the maximum dollar amount as the Committee deems appropriate. During or after the Performance Period, the Committee shall also have discretion to make adjustments to the calculation of the Company's net income for purposes of this Program to take into account extraordinary events and other appropriate circumstances as the Committee determines. The Committee shall have complete discretion to determine the amount to be allocated under the Program.

            (b) The total number of Stock Units to be allocated following the end of each Performance Period will be calculated by dividing the total allocation by the closing price of Company Stock on the date of allocation. The closing price shall be based on the closing price of Company Stock on the principal exchange or quotation system on which the Company Stock is then traded, or in the absence of such exchange or quotation system, as determined by the Committee.

            (c) Following the end of the Performance Period, the Committee will allocate the Stock Units to the Accounts of the Grantees who are employed by the Company on the last day of the Performance Period, in such amounts as the Committee deems appropriate. The Committee shall have complete discretion to determine the number of Stock Units to be allocated to a Grantee's Account, and no Grantee shall have any right to receive any particular number of Stock Units. The allocation shall be made no later than 120 days following the end of the Performance Period.

      SEC. 3.03 BOOKKEEPING ACCOUNTS. The Company will establish an Account for each Grantee which will reflect the Stock Units credited to the Grantee under Sections 3.02 and 3.04.

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      SEC. 3.04 DIVIDEND EQUIVALENTS. If dividends are paid on Company Stock after Stock Units are credited to Grantees' Accounts, dividend equivalents will be credited with respect to the Stock Units credited to each Grantee's Account on the payment date for the dividend. The dividend equivalents will be determined by multiplying the number of Stock Units credited to the Grantee's Account by the per share cash dividend, or the per share fair market value of any dividend in consideration other than cash, paid by the Company on its common stock. The dividend equivalents will be converted to additional Stock Units based on the closing price of Company Stock on the payment date for the dividend. The closing price shall be determined as described in Section 3.02(b). In the event that dividends are paid on Company Stock after the end of a Performance Period, but before stock units for that Performance Period have been credited to Grantees' accounts, the Committee may credit dividend equivalents if and to the extent the Committee deems appropriate.

      SEC. 3.05 CHANGE IN CONTROL. If a Change in Control occurs, the Committee, as constituted immediately prior to the Change in Control, shall determine the ending date of all then current Performance Periods. If the Committee, as constituted immediately prior to the Change in Control, does not make a determination, all then current Performance Periods shall end on the last day of the fiscal quarter ending immediately prior to the Change in Control. The Committee, as constituted immediately prior to the Change in Control, shall make an allocation to the Grantees' Accounts pursuant to Section 3.02 for each then current Performance Period, based on the Company's net income (subject to adjustment by the Committee, as constituted immediately prior to the Change in Control, as described in Section 3.02) during the Performance Period ending on the date determined by the Committee or the last day of the fiscal quarter ending immediately prior to the Change in Control, as applicable. If financial statements are not available for the final quarter of the Performance Period, the Committee may rely on estimates prepared by the Company's financial officers. If the Committee, as constituted immediately prior to the Change in Control, does not determine the Grantees' allocation upon the Change in Control, the amounts to be allocated for the outstanding Performance Periods shall be allocated to the Grantees' Accounts pro rata, based on each Grantee's base salary as of the date of the Change in Control. Only the Committee as constituted immediately prior to the Change in Control may make adjustments to net income or the amount to be allocated in the event of a Change in Control.

      SEC. 3.06 CHANGES IN CAPITALIZATION. The Committee shall make such adjustments as it deems appropriate to the Stock Units credited to each Grantee's Account in the event of a corporate event described in Section 3(b) of the Equity Compensation Plan, to the extent not covered by Section 3.04 above.

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                                   ARTICLE IV

                             VESTING AND FORFEITURE

      SEC. 4.01 VESTING. Each Grantee will be fully vested in the Stock Units credited to his Account as of the last day of the Performance Period for which the Stock Units are earned. A Grantee shall have no interest in Stock Units until the end of the Performance Period for which they are earned. All dividend equivalents shall be fully vested as of the date on which they are credited to a Grantee's Account.

      SEC. 4.02 CAUSE. A Grantee's entire Account under the Program will be forfeited if the Grantee's employment is terminated for Cause, and no payments shall be made to the Grantee under the Program.

      SEC. 4.03 CHANGE IN CONTROL. All Grantees who are employed by the Company or an affiliate as of the date of a Change in Control shall become 100% vested in their Accounts as of the date of the Change in Control.

                                    ARTICLE V

                                  DISTRIBUTIONS

      SEC. 5.01 DISTRIBUTION UPON TERMINATION OF EMPLOYMENT.

            (a) If a Grantee's employment with the Company terminates for any reason other than Cause, the Grantee's vested interest in his Account with respect to completed Performance Periods will be distributed in a lump sum payment. The distribution will be made as soon as practicable after the Grantee's termination of employment, except that distributions under this
Section 5.01 to Key Employees will not be made until six months following termination of employment (or, if earlier, the date of death of the Grantee), in accordance with section 409A of the Code. All payments shall be made in the form of Company Stock, with one share of Company Stock to be distributed to the Grantee with respect to each vested Stock Unit credited to the Grantee's Account, except as provided in Section 5.02 below.

            (b) If a Grantee's employment terminates for any reason other than Cause, no additional allocations will be made to the Grantee's Account, except that if the allocation has not yet been made for the last completed Performance Period, the Grantee will share in the allocation for that completed Performance Period in such manner as the Committee determines. A terminated Grantee will not continue to participate in current Performance Periods.

      SEC. 5.02 DISTRIBUTION UPON A CHANGE IN CONTROL. Upon a Change in Control, each Grantee's Account will be distributed in a lump sum payment immediately after the Change in Control. The Committee, as constituted before the Change in Control, will determine whether Grantees' Accounts will be distributed in shares of Company Stock or cash. If the Committee, as so constituted, makes no such determination, the Accounts will be paid in cash.

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      SEC. 5.03 FINANCIAL HARDSHIP. At any time prior to payment of a Grantee's
Account, a Grantee may request payment of all or a portion of his or her vested Account if the Grantee has incurred a severe financial hardship as described below. The decision to approve or deny such a request shall be in the sole discretion of the Committee. Such a request may be approved only upon a finding that the Grantee has suffered a severe financial hardship which has resulted from an illness or accident of the Grantee, the Grantee's spouse, or a dependent (as defined in section 152(a) of the Code) of the Grantee, loss of the Grantee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Grantee's control, and then only in an amount necessary to eliminate such hardship plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or by liquidation of the Grantee's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). In the event such a request is approved, payment of all or a portion of the Grantee's vested Account, to the extent approved by the Committee, shall be made as soon as practicable to the Grantee. Payment shall be made in Company Stock unless the Committee determines that payment in cash is appropriate. The Committee shall administer hardship distribution requests consistently with section 409A of the Code and the regulations thereunder.

                                   ARTICLE VI

                           GRANTEES' RIGHTS UNSECURED

      SEC. 6.01 The right of a Grantee to receive payments under the Program will be an unsecured claim against the general assets of the Company. No provision contained in the Program will be construed to give any Grantee at any time a security interest in the Grantee's Account or in any other asset of the Company. The liability of the Company to any Grantee pursuant to the Program will be that of a debtor with a contractual obligation. Grantees' Accounts which may be set aside by the Company for accounting purposes will not in any way be held in trust for, or be subject to the claims of, the Grantees, and nothing contained in this Program will require the Company to segregate or earmark any cash or other property for purposes hereof.

                                   ARTICLE VII

                                  ASSIGNABILITY

      SEC. 7.01 No benefit payable under, or interest in, the Program will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any such attempted action will be void, and no such benefit or interest will be in any manner subject to debts, contacts, liabilities, engagements or torts of any Grantee. If a Grantee attempts to anticipate, alienate, sell, assign, pledge, encumber, charge or otherwise transfer a benefit payable under, or interest in, the Program in contravention of the foregoing, the Committee will disregard such attempted action.

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                                  ARTICLE VIII

                             PROGRAM ADMINISTRATION

      SEC. 8.01 ADMINISTRATOR. The Committee will be the administrator of the Program.

      SEC. 8.02 DUTIES AND POWERS OF THE COMMITTEE. The Committee will have full power and express discretionary authority to construe, interpret and administer this Program and to make factual determinations, correct defects, address omissions and reconcile inconsistencies to the extent necessary to effectuate the Program. The Committee's actions in doing so will be final and binding on all persons interested in the Program. The Committee may from time to time adopt rules and regulations governing the operation of this Program and may employ and rely on such legal counsel, such actuaries, such accountants and such agents as it may deem advisable to assist in the administration of the Program. The Committee's interpretation of the Program and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Program or in any benefits allocated under the Program.

      SEC. 8.03 CLAIMS PROCEDURE.

            (a) The Committee will advise each Grantee of any benefits to which he or she is entitled under the Program. If any person believes that the Committee has failed to advise him or her of any benefit to which he or she is entitled, such person may file a written claim with the Committee. The claim will be reviewed, and a response provided, within a reasonable time after receiving the claim. Any claimant who is denied a claim for benefits will be provided with written notice setting forth:

      -     the specific reason or reasons for the denial;

      - specific reference to pertinent Program provisions on which the denial is based;

      - a description of any additional material or information necessary for the claimant to establish a valid legal claim;

      -     an explanation of the claim review procedure; and

      -     an explanation of the claimant's right to bring an action under section 502(a) of ERISA.

            (b) Within 60 days of receipt by a claimant of a notice denying a claim under the Program under paragraph (a), the claimant or his duly authorized representative may request in writing a full and fair review of the claim by the Committee. The Committee may extend the 60-day period where the nature of the benefit involved or other attendant circumstances make such extension appropriate. In connection with such review, the claimant or his duly authorized representative may review pertinent documents and may submit issues and comments in writing. The Committee will make a decision promptly, and not later than 60 days after the Committee's receipt of a request for review, unless special circumstances (such as the need to hold a hearing,

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if the Committee deems one necessary) require an extension of time for processing, in which case a decision will be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Program provisions on which the decision is based.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

      The Committee may at any time, or from time to time, in its sole discretion, amend or terminate the Program in any respect or amend or terminate the Company's obligations with respect to the payment of benefits to Grantees, without the consent of any Grantee. Without limiting the foregoing, the Committee may amend or terminate the Program in any manner that the Committee deems appropriate if necessary or appropriate to comply with the Code and regulations issued thereunder, or other applicable law, without the consent of any Grantee. Notwithstanding the foregoing, no amendment to the Program will operate to reduce the vested amount that has been credited to a Grantee's Account as of the effective date of the amendment or will conflict with the terms of the Equity Compensation Plan. Upon a Change in Control, immediate and full payment shall be made to Grantees pursuant to the Program, and the Program shall thereupon terminate.

                                    ARTICLE X

                                  MISCELLANEOUS

      SEC. 10.01 PROGRAM SUBJECT TO PLAN PROVISIONS. This Program is implemented pursuant to the Equity Compensation Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Equity Compensation Plan. The rights of Grantees under the Program shall be subject to the terms of the Equity Compensation Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of shares of Company Stock, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law.

      SEC. 10.02 NO SHAREHOLDER RIGHTS. No Grantee, nor any person entitled to receive benefits in the event of a Grantee's death, shall have any of the rights and privileges of a shareholder with respect to shares of Company Stock until certificates for shares have been issued.

      SEC. 10.03 NO RIGHT TO EMPLOYMENT. Nothing contained herein (a) will be deemed to exclude a Grantee from any compensation, bonus, pension, insurance, severance pay or other benefit to which he or she otherwise is or might become entitled to as an employee of the Company, or (b) will be construed as conferring upon a Grantee the right to continue in the employ of the Company.

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      SEC. 10.04 NO COMPENSATION FOR OTHER BENEFITS. Amounts payable hereunder will not be deemed salary or other compensation to a Grantee for the purposes of computing benefits to which he or she may be entitled under any other arrangement established by the Company for the benefit of its employees.

      SEC. 10.05 RIGHTS AND OBLIGATIONS. The rights and obligations created hereunder will be binding on the Grantees' heirs, executors and administrators and on the successors and assigns of the Company.

      SEC. 10.06 GOVERNING LAW. The Program will be construed in accordance with and governed by the laws of the State of Florida, to the extent that such laws are not preempted by federal law.

      SEC. 10.07 WITHHOLDING. If the Company is required to withhold amounts under applicable federal, state or local tax laws, rules or regulations, the Company will be entitled to deduct and withhold such amounts from any cash or Company Stock payments made pursuant to this Program or from other compensation payable by the Company to a Grantee.

      SEC. 10.08 SECTION 409A. The Program is intended to comply with the requirements of section 409A of the Code, and shall in all respects be administered in accordance with section 409A. To the extent that any provision of the Program would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Program to fail to satisfy the requirements of section 409A, such provision shall be deemed null and void to the extent permitted by applicable law.

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